DIREXION FUNDS

HCM Freedom Fund

Supplement to
Prospectus and Statement of Additional Information
Each Dated December 29, 2005

Effective April 28, 2006, Potomac Funds has changed its name to Direxion Funds (the “Trust”). In conjunction with this change, the Trust’s website has also changed to www.direxionfunds.com.

In addition, the name of the Advisor Class shares of the HCM Freedom Fund has been changed to Service Class.

Questions regarding these changes may be directed to the Fund at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is May 4, 2006.